SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 25, 2010

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street, Suite 1900 Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Adoption of Short-Term Incentive Plan

On October 26, 2010, the Compensation Committee of the Board of Directors (“Committee”) of First Financial Bancorp (the “Company”), adopted the 2010 Short-Term Incentive Plan (the “Plan”). The Plan is designed to attract, retain and motivate skilled associates, align them with the performance objectives of the Company and provide an opportunity for all associates to share in the Company’s success.   Below is a summary of the Plan as it pertains to the Named Executive Officers and such summary is qualified in its entirety to the Plan which is attached hereto as Exhibit 10.1

Under the Plan, Target Award Opportunities will be assigned based on market median award levels, by position, expressed as a percentage of actual base salary paid for the performance year for all participants (minimum of 3%).  Actual awards may range from 0% to a maximum of 200% of the Total Award Opportunity based on financial, risk management and other performance measures.  As previously disclosed, with respect to the Named Executive Officers, target payout is as follows:

Name and Principal Position	Short Term Incentive Plan Target Percentage(1)
Claude E. Davis President & CEO	50%
C. Douglas Lefferson EVP & COO	40%
J. Franklin Hall EVP & CFO	40%
Gregory A. Gehlmann EVP & General Counsel	40%
Samuel J. Munafo EVP Banking Markets	35%
(1) Short term incentive target is a percentage of base salary.  Payout is based on performance of the Company as measured by the Short Term Incentive Plan.  Depending on performance of the Company, payout can be anywhere from 0x to 2x target

With respect to the named executive officers and certain other participants, the performance targets are as follows:

Performance Categories and Measures
1. Financial Performance vs. Peer • Total Shareholder Return * • Return on Assets * • Credit Quality *
2. Enterprise Risk Management Performance • Achievement of ERM process and structure objectives • Results of ERM activities
3. Assessment of results against other strategic imperatives: • Process Improvement • Credit Quality Improvement • Employer of Choice
* Financial performance will be assessed on a 3-year look-back basis for Named Executive Officers and certain other participants.

In the event a payout exceeds 100% of target, Named Executive Officers and certain other participants will receive the amount that exceeds 100% in restricted stock.

In the event (a) the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws during the Performance Period as a result of misconduct, or (b) the Committee determines that senior management has taken risks that jeopardize the safety and soundness of the Company, the Named Executive Officers and other identified participants shall reimburse the Company for any award under the Plan.

Item 9.01 Financial Statements and Exhibits

Exhibits.

10.1	2010 Short-Term Incentive Plan

Form 8-K	First Financial Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ Gregory A. Gehlmann
Gregory A. Gehlmann
Executive Vice President and
General Counsel
Date: October 29, 2010

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

10.1	2010 Short-Term Incentive Plan